UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported): January 20, 2006
Burzynski Research Institute, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23425	76-0136810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
9432 Old Katy Road, Suite 200
Houston, Texas 77055
(Address of principal
executive offices
and zip code)
(713) 335-5697
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On January 20, 2006, Dudley R. Anderson, Chief Financial Officer of Burzynski Research Institute, Inc., notified the Company that he is resigning from his position with the Company in order to accept another position. Mr. Anderson’s resignation from the Company will become effective January 27, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Burzynski Research Institute, Inc.
Date: January 24, 2006.	By:	/s/ Stanislaw R. Burzynski, M.D., Ph.D.
Stanislaw R. Burzynski, M.D. Ph.D., President,
Secretary, Treasurer and Chairman of the Board of Directors